SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is February 1, 2018.

MFS® Growth Allocation Fund

Effective immediately, the following is added just after the table in the section entitled Principal Investment Strategies" under the main heading entitled "Summary of Key Information"
As of April 1, 2018, the fund's approximate target allocation among the Specialty Funds is expected to be:
Specialty Funds:	8.0%
MFS Commodity Strategy Fund	4.0%
MFS Global Real Estate Fund	4.0%
All percentages are rounded to the nearest tenth of a percent.

Effective immediately, the following is added just after the second table in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks":
As of April 1, 2018, the fund's approximate target allocation among the Specialty Funds is expected to be:
Specialty Funds:	8.0%
MFS Commodity Strategy Fund	4.0%
MFS Global Real Estate Fund	4.0%
All percentages are rounded to the nearest tenth of a percent.
 Effective March 29, 2018, the section entitled "MFS Absolute Return Fund" under the main heading "Appendix B – Description of Underlying Funds" is deleted in its entirety.

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